EXHIBIT 3.1


                               SECRETARY OF STATE

              [THE GREAT SEAL OF THE STATE OF NEVADA APPEARS HERE]

                                STATE OF NEVADA


                               CORPORATE CHARTER


I ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that BIO-STUFF, did on November 14, 2008, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.




                                      IN WITNESS WHEREOF, I have hereunto set my
                                 hand and affixed the Great Seal of State, at my
                                                    office on November 17, 2008.



                                                    /s/ ROSS MILLER
                                                    ____________________________
                                                        Ross Miller
                                                        Secretary of State


[THE GREAT SEAL OF THE STATE OF NEVADA APPEARS HERE]

Certified By: Greg Devaul
Certificate Number: C20081117-0181

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684-5708
Website: www.nvsos.gov

                               Filed in the office of       Document Number
                               /s/ ROSS MILLER              20080748783-87
                               Ross Miller
                               Secretary of State           Filing Date and Time
                               State of Nevada              11/14/2008 4:05 PM

ARTICLES OF INCORPORATION                                   Entity Number
(PURSUANT TO NRS CHAPTER 78)                                E0701762008-0


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY
________________________________________________________________________________

1. NAME OF CORPORATION:

   Bio-Stuff
________________________________________________________________________________

2. REGISTERED AGENT FOR SERVICE OF PROCESS: (check only one box)

   [X] Commercial Registered Agent: Inc. Legal Services
                                    ____________________________________________
                                    Name

   [ ] Noncommercial Registered Agent     [ ] Office or Position with Entity
       (name and address below)               (name and address below)

   _____________________________________________________________________________

   Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

   ________________________________________________________Nevada_______________
   Street Address                 City                            Zip Code

   ________________________________________________________Nevada_______________
   Mailing Address (if different from street address) City       Zip Code
________________________________________________________________________________

3. AUTHORIZED STOCK: (number of shares corporation is authorized to issue)

   Number of shares with par value: 100,000,000

   Par value per share: $.001

   Number of shares without par value: 0
________________________________________________________________________________

4. NAMES AND ADDRESSES OF THE BOARD OF DIRECTORS/TRUSTEES:(each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/Trustees)

   1) Joao Prata Dos Santos
      __________________________________________________________________________
      Name

      1117 Desert Lane Suite 2145
      __________________________________________________________________________
      Street Address                     City               State       Zip Code

   2) __________________________________________________________________________
      Name

      __________________________________________________________________________
      Street Address                     City               State       Zip Code

________________________________________________________________________________

5. PURPOSE: (optional; see instructions)

   The purpose of the corporation shall be:

   All Legal Activities
________________________________________________________________________________

6. NAME, ADDRESS AND SIGNATURE OF INCORPORATOR: (attach additional page if more than one incorporator)

   Inc. Legal Services                   X /s/
   _____________________________________________________________________________
   Name                                  Incorporator Signature

   214 W. Robinson                       Carson City        NV          89102
   _____________________________________________________________________________
   Address                               City               State       Zip Code
________________________________________________________________________________

7. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF REGISTERED AGENT:

   I hereby accept appointment as Registered Agent for the above named Entity

   X /s/                                                          11/14/08
   _____________________________________________________________________________
   Authorized Signature of Registered Agent or On Behalf of       Date
   Registered Agent Entity
________________________________________________________________________________

This form must be accompanied by appropriate fees.

                                       Nevada Secretary of State NRS 78 Articles
                                                               Revised on 7-1-08

                                   BIO-STUFF
                        RESOLUTION OF THE INCORPORATORS
                     WITH RESPECT TO LIABILITY OF DIRECTORS


At a meeting of Incorporator(s) on the 14th of November 2008 duly called and held at the offices of the Company at 1117 Desert Lane Suite 2145, Las Vegas, NV 89102, it was;

RESOLVED:

     THAT no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statues. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not Adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.



In Witness Whereof; I have hereunto set my hand on the 14th of November 2008



/s/
________________________________